Summarized Statements of Operations - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Guarantor Subsidiaries
Summarized Statements of Operations, Captions [Line Items]
Revenue	$ 3,436	$ 6,762
Cost of goods sold	1,976	3,911
Gross margin(1)	1,460	2,851
Income from continuing operations	337	811
Net income	337	816
Intercompany Sales	27	46
Non-Guarantor Subsidiaries
Summarized Statements of Operations, Captions [Line Items]
Intercompany Sales	$ 91	$ 148